As filed with the Securities and Exchange Commission on June 23, 2014

Registration No. 333-196766

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

To

FORM S-1

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

VINCE HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	5600	75-3264870
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)
	1441 Broadway—6th Floor New York, New York 10018 (212) 515-2600

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Jay L. Dubiner

Senior Vice President, General Counsel & Secretary

1441 Broadway—6th Floor

New York, New York 10018

(212) 515-2600

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of all communications, including communications sent to agent for service, should be sent to:

Gerald T. Nowak, P.C. Kirkland & Ellis LLP 300 North LaSalle Chicago, Illinois 60654 (312) 862-2000	Kevin P. Kennedy Simpson Thacher & Bartlett LLP 2475 Hanover Street Palo Alto, California 94304 (650) 251-5000

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box:  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐
(Do not check if a smaller reporting company)

Title of Each Class of Securities to be Registered	Amount to be Registered(1)	Estimated Maximum Offering Price per Share(2)	Estimated Maximum Aggregate Offering Price(2)(3)	Amount of Registration Fee(3)(4)(5)
Common stock, par value $0.01 per share	4,082,928	$37.70	$153,926,385.60	$19,825.72

(1)	Includes 532,555 additional shares of common stock that the underwriters have the option to purchase from the selling stockholders.
(2)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended, on the basis of the average high and low prices of the registrant’s common stock on June 20, 2014, as reported by the New York Stock Exchange.
(3)	Includes the offering price of any additional shares of common stock that the underwriters have the option to purchase.
(4)	Calculated by multiplying 0.0001288 by the proposed maximum offering price.
(5)	$17,885.22 of such amount was previously paid in connection with the initial filing of this Registration Statement.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 1 to the Registrant’s Registration Statement on Form S-1 (File No. 333-196766) is being filed for the purpose of completing the table set forth in Item 13 of Part II of this Amendment No. 1 and filing exhibits as indicated in Item 16 of Part II of this Amendment No. 1. No changes or additions are being made to the prospectus constituting Part I of the Registration Statement (not included herein) or to Items 14, 15 or 17 of Part II of the Registration Statement. Accordingly, this Amendment No. 1 consists only of the facing page, this explanatory note, Items 13 and 16 of Part II, the signature pages and the Exhibit Index of the Registration Statement.

PART II

Item 13.	Other expenses of issuance and distribution

The following table sets forth the costs and expenses, other than underwriting discounts and commissions, paid or to be paid by us in connection with the sale of the shares of common stock being registered hereby. All amounts are estimates except for the SEC registration fee and the FINRA filing fee.

SEC registration fee	$19,826
FINRA filing fee	21,330
Blue Sky fees and expenses	5,000
Accounting fees and expenses	35,000
Legal fees and expenses	250,000
Printing and engraving expenses	200,000
Transfer agent and registrar fees and expenses	3,100
Other	215,744

Total	$750,000

Item 16.	Exhibits and Financial Statement Schedules

(a) Exhibits

The exhibit index attached hereto is incorporated herein by reference.

(b) Financial Statement Schedule

All schedules have been omitted because the information required to be set forth in the schedules is either not applicable or is shown in the financial statements or notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Vince Holding Corp., a Delaware corporation, has duly caused this Amendment No. 1 to Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 23, 2014.

VINCE HOLDING CORP.

By:	/s/ Jill Granoff
Name: Jill Granoff
Title: Chairman and Chief Executive Officer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates listed.

Signature	Title	Date

/s/ Jill Granoff Jill Granoff	Chairman, Chief Executive Officer (principal executive officer) and Director	June 23, 2014

/s/ Lisa Klinger Lisa Klinger	Chief Financial Officer and Treasurer (principal financial and principal accounting officer)	June 23, 2014

* Robert A. Bowman	Director	June 23, 2014

* Jerome Griffith	Director	June 23, 2014

* Eugenia Ulasewicz	Director	June 23, 2014

* Christopher T. Metz	Director	June 23, 2014

* Mark E. Brody	Director	June 23, 2014

* Jonathan H. Borell	Director	June 23, 2014

* Marc Leder	Director	June 23, 2014

*	The undersigned by signing his name hereto, signs and executes this Amendment No. 1 to Registration Statement on Form S-1 pursuant to the Powers of Attorney executed by the above named signatories and previously filed with the Securities and Exchange Commission on June 16, 2014.

By:	/s/ Jay L. Dubiner
Jay L. Dubiner Attorney-in-fact

EXHIBIT INDEX

Exhibit Number	Exhibit Description

1.1	Form of Underwriting Agreement

3.1	Amended & Restated Certificate of Incorporation of Vince Holding Corp. (incorporated by reference to Exhibit 3.1 to Vince Holding Corp.’s Current Report on Form 8-K filed with the Securities Exchange Commission on November 27, 2013)

3.2	Amended & Restated Bylaws of Vince Holding Corp. (incorporated by reference to Exhibit 3.2 to Vince Holding Corp.’s Current Report on Form 8-K filed with the Securities Exchange Commission on November 27, 2013)

4.1	Form of Stock certificate (incorporated by reference to Exhibit 4.1 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on November 12, 2013)

4.2	Registration Agreement, dated as of February 20, 2008, among Apparel Holding Corp., Sun Cardinal, LLC, SCSF Cardinal, LLC and the Other Investors party thereto (incorporated by reference to Exhibit 4.2 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on July 12, 2013)

5.1	Opinion of Kirkland & Ellis LLP

10.1	Contribution and Acceptance Agreement, dated as of September 12, 2012, by and between Kellwood Company and Vince, LLC (incorporated by reference to Exhibit 10.1 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.2	Shared Services Agreement, dated as of November 27, 2013, between Vince, LLC and Kellwood Company, LLC (incorporated by reference to Exhibit 10.1 to Vince Holding Corp.’s Current Report on Form 8-K filed with the Securities Exchange Commission on November 27, 2013)

10.3	Tax Receivable Agreement, dated as of November 27, 2013, between Vince Holding Corp., the Stockholders, and Sun Cardinal, LLC as Stockholder Representative (incorporated by reference to Exhibit 10.2 to Vince Holding Corp.’s Current Report on Form 8-K filed with the Securities Exchange Commission on November 27, 2013)

10.4	Form of Transfer Agreement between Vince Intermediate Holding, LLC and Kellwood Intermediate Holding, LLC (incorporated by reference to Exhibit 10.4 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on November 12, 2013)

10.5	Form of Kellwood Note Receivable between Vince Intermediate Holding, LLC and Kellwood Company (incorporated by reference to Exhibit 10.5 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on October 10, 2013)

10.6	Consulting Agreement, dated as of November 27, 2013, between Vince Holding Corp. and Sun Capital Partners Management V, LLC (incorporated by reference to Exhibit 10.3 to Vince Holding Corp.’s Current Report on Form 8-K filed with the Securities Exchange Commission on November 27, 2013)

10.7	$75,000,000 Senior Subordinated Promissory Note, dated as of May 2, 2008, by Apparel Holding Corp. to SCSF Kellwood Finance, LLC (incorporated by reference to Exhibit 10.7 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

Exhibit Number	Exhibit Description

10.8	Amendment No. 1 to Senior Subordinated Promissory Note, dated as of July 19, 2012, by and between Apparel Holding Corp. and SCSF Kellwood Finance, LLC (incorporated by reference to Exhibit 10.8 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.9	Agreement Regarding Amendment No. 1 to Senior Subordinated Promissory Note, dated as of December 28, 2012, by and between Apparel Holding Corp. and SCSF Kellwood Finance, LLC (incorporated by reference to Exhibit 10.9 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.10	$225,000,000 Senior Subordinated Promissory Note, dated as of May 2, 2008, by Apparel Holding Corp. to Sun Kellwood Finance, LLC (incorporated by reference to Exhibit 10.10 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.11	Amendment No. 1 to Senior Subordinated Promissory Note, dated as of July 19, 2012, by and between Apparel Holding Corp. and Sun Kellwood Finance, LLC (incorporated by reference to Exhibit 10.11 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.12	Agreement Regarding Amendment No. 1 to Senior Subordinated Promissory Note, dated as of December 28, 2012, by and between Apparel Holding Corp. and Sun Kellwood Finance, LLC (incorporated by reference to Exhibit 10.12 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.13	Bank of Montreal Loan Authorization Agreement, dated as of February 13, 2008, by and between Bank of Montreal and Apparel Holding Corp. (incorporated by reference to Exhibit 10.13 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.14	First Amendment to Bank of Montreal Loan Authorization Agreement, dated May 2, 2008, by and between Bank of Montreal and Apparel Holding Corp. (incorporated by reference to Exhibit 10.14 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.15	Second Amendment to Bank of Montreal Loan Authorization Agreement, dated August 13, 2008, by and between Bank of Montreal and Apparel Holding Corp. (incorporated by reference to Exhibit 10.15 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.16	Third Amendment to Bank of Montreal Loan Authorization Agreement, dated December 28, 2012, by and between Bank of Montreal and Apparel Holding Corp. (incorporated by reference to Exhibit 10.16 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.17	Assignment and Assumption Agreement, dated as of April 9, 2009, by and among Bank of Montreal, SCSF Kellwood Finance, LLC, Sun Kellwood Finance, LLC and Apparel Holding Corp. (incorporated by reference to Exhibit 10.17 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.18	Loan Authorization Agreement, dated as of September 9, 2011, by and among Kellwood Company and BMO Harris Financing, Inc. (incorporated by reference to Exhibit 10.18 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

Exhibit Number	Exhibit Description

10.19	Amendment No. 4 to Loan Authorization Agreement, dated as of July 19, 2012, by and among Apparel Holding Corp., SCSF Kellwood Finance, LLC and Sun Kellwood Finance, LLC (incorporated by reference to Exhibit 10.19 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.20	Agreement Regarding Amendment No. 4 to Loan Authorization Agreement, dated as of December 28, 2012, by and among Apparel Holding Corp., SCSF Kellwood Finance, LLC and Sun Kellwood Finance, LLC (incorporated by reference to Exhibit 10.20 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.21	Credit Agreement, dated as of October 19, 2011, among Kellwood Company and its Domestic Subsidiaries, other Obligors and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 10.21 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.22	Amendment No. 1 to Credit Agreement, entered into as of March 23, 2012, by and among the Lenders, Wells Fargo Bank, National Association, Kellwood Company, the Domestic Subsidiaries and the other Obligors (incorporated by reference to Exhibit 10.22 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.23	Consent and Amendment No. 2 to Credit Agreement, entered into as of April 20, 2012, by and among the Lenders, Wells Fargo Bank, National Association, Kellwood Company, the Domestic Subsidiaries and the other Obligors (incorporated by reference to Exhibit 10.23 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.24	Amendment No. 3 to Credit Agreement, entered into as of July 25, 2012, by and among the Lenders, Wells Fargo Bank, National Association, Kellwood Company, the Domestic Subsidiaries and the other Obligors (incorporated by reference to Exhibit 10.24 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.25	Consent and Amendment No. 4 to Credit Agreement, entered into as of December 31, 2012, by and among the Lenders, Wells Fargo Bank, National Association, Kellwood Company, the Domestic Subsidiaries and the other Obligors (incorporated by reference to Exhibit 10.25 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.26	Second Amended and Restated Term A Loan Agreement, dated as of April 20, 2012, among Kellwood Company and its Domestic Subsidiaries, other Obligors, SCSF Kellwood Finance, LLC and Sun Kellwood Finance, LLC (incorporated by reference to Exhibit 10.27 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.27	Amendment No. 1 to Second Amended and Restated Term A Loan Agreement, entered into as of July 2012, by and among the Lenders, Sun Kellwood Finance, LLC, Kellwood Company, the Domestic Subsidiaries and the other Obligors (incorporated by reference to Exhibit 10.28 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.28	Consent and Amendment No. 2 to Second Amended and Restated Term A Loan Agreement, entered into as of December 31, 2012, by and among the Lenders, Sun Kellwood Finance, LLC, Kellwood Company, the Domestic Subsidiaries and the other Obligors (incorporated by reference to Exhibit 10.29 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

Exhibit Number	Exhibit Description

10.29	Amendment No. 3 to Second Amended and Restated Term A Loan Agreement, dated as of June 28, 2013, by and among Kellwood Company, the Domestic Subsidiaries, the other Obligors, SCSF Kellwood Finance, LLC and Sun Kellwood Finance, LLC (incorporated by reference to Exhibit 10.30 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.30	Fifth Amended and Restated Term Loan B/C/D/E/F/G Agreement, dated as of June 28, 2013, among Kellwood Company, the Domestic Subsidiaries, other Obligors, SCSF Kellwood Finance, LLC and Sun Kellwood Finance, LLC (incorporated by reference to Exhibit 10.31 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.31	Term Loan Agreement, dated as of October 19, 2011, among Kellwood Company, the Domestic Subsidiaries, other Obligors and Cerberus Business Finance LLC (incorporated by reference to Exhibit 10.32 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.32	Consent and Amendment No. 1 to Credit Agreement, entered into as of April 20, 2012, by and among the Lenders, Cerberus Business Finance LLC, Kellwood Company, the Domestic Subsidiaries and the other Obligors (incorporated by reference to Exhibit 10.33 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.33	Amendment No. 2 to Credit Agreement, entered into as of July 25, 2012, by and among the Lenders, Cerberus Business Finance LLC, Kellwood Company, the Domestic Subsidiaries and the other Obligors (incorporated by reference to Exhibit 10.34 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.34	Consent and Amendment No. 3 to Term Loan Agreement, entered into as of December 31, 2012, by and among the Lenders, Cerberus Business Finance LLC, Kellwood Company, the Domestic Subsidiaries and the other Obligors (incorporated by reference to Exhibit 10.35 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.35	Modification to Consent and Amendment No. 4 to Term Loan Agreement, entered into as of March 2013, by and among the Lenders, Cerberus Business Finance LLC, Kellwood Company, the Domestic Subsidiaries and the other Obligors (incorporated by reference to Exhibit 10.36 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.36	Amendment No. 5 to Credit Agreement, entered into as of May 3, 2013, by and among the Lenders, Cerberus Business Finance LLC, Kellwood Company, the Domestic Subsidiaries and the other Obligors (incorporated by reference to Exhibit 10.37 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.37	Credit Agreement, dated as of November 27, 2013, by and among Vince, LLC, Vince Intermediate Holding, LLC, Bank of America, N.A., as Administrative Agent, J.P. Morgan Securities LLC, as Syndication Agent, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as Joint Lead Arrangers and Joint Bookrunners, and Cantor Fitzgerald Securities, as Documentation Agent (incorporated by reference to Exhibit 10.5 to Vince Holding Corp.’s Current Report on Form 8-K filed with the Securities Exchange Commission on November 27, 2013)

Exhibit Number	Exhibit Description

10.38	Credit Agreement, dated as of November 27, 2013, by and among Vince, LLC, the guarantors party thereto, Bank of America, N.A., as Agent, the other lenders party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Sole Lead Arranger and Sole Book Runner (incorporated by reference to Exhibit 10.4 to Vince Holding Corp.’s Current Report on Form 8-K filed with the Securities Exchange Commission on November 27, 2013)

10.39	Indenture Agreement, dated as of July 23, 2009, by and among Kellwood Company, the Guarantors named therein and Wells Fargo Bank National Association (incorporated by reference to Exhibit 10.40 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.40	Indenture Agreement, dated as of September 30, 1997, by and between Kellwood Company and The Chase Manhattan Bank (incorporated by reference to Exhibit 10.41 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.41	Second Supplemental Indenture, dated as of November 26, 2013, by and between Kellwood Company and The Bank of New York Mellon Trust Company National Association

10.42	Indenture Agreement, dated as of June 22, 2004, by and between Kellwood Company and Union Bank of California, N.A. (incorporated by reference to Exhibit 10.42 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.43	Joinder Agreement, dated as of September 18, 2012, by and between Vince, LLC and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 10.43 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.44	Fourth Supplemental Indenture, dated as of September 18, 2012, among Vince, LLC, Kellwood Company, the other Guarantors and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 10.44 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.45	Joinder to Term Loan Agreement, dated as of September 1, 2012, by Vince, LLC (incorporated by reference to Exhibit 10.45 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.46	Joinder to Second Amended and Restated Term A Loan Agreement, dated as of September 1, 2012, by Vince, LLC (incorporated by reference to Exhibit 10.46 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.47	Joinder to Fourth Amended and Restated Term Loan Agreement, dated as of September 1, 2012, by Vince, LLC (incorporated by reference to Exhibit 10.47 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.48†	Employment Agreement, dated as of May 4, 2012, between Jill Granoff and Kellwood Company (incorporated by reference to Exhibit 10.7 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on July 12, 2013)

10.49†	Amendment to Employment Agreement, dated as of December 30, 2012, between Jill Granoff and Kellwood Company (incorporated by reference to Exhibit 10.8 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on July 12, 2013)

Exhibit Number	Exhibit Description

10.50†	Amendment No. 2 to Employment Agreement, dated as of September 24, 2013, between Jill Granoff and Kellwood Company (incorporated by reference to Exhibit 10.50 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on September 24, 2013)

10.51†	Debt Recovery Bonus Side Letter Agreement, dated June 11, 2013, between Jill Granoff and Kellwood Company (incorporated by reference to Exhibit 10.9 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on July 12, 2013)

10.52†	Employment Agreement, dated March 2013, between Karin Gregersen and Vince, LLC (incorporated by reference to Exhibit 10.51 to Vince Holding Corp.’s Annual Report on Form 10-K filed with the Securities Exchange Commission on April 4, 2014)

10.53†	Employment Agreement, dated April 5 2013, between Michele Sizemore and Vince, LLC (incorporated by reference to Exhibit 10.52 to Vince Holding Corp.’s Annual Report on Form 10-K filed with the Securities Exchange Commission on April 4, 2014)

10.54†	Employment Agreement, dated September 25, 2013, between Jay Dubiner and Vince, LLC (incorporated by reference to Exhibit 10.53 to Vince Holding Corp.’s Annual Report on Form 10-K filed with the Securities Exchange Commission on April 4, 2014)

10.55†	Employment Agreement, dated August 8, 2013, between Deena Gianoncelli and Kellwood Company (incorporated by reference to Exhibit 10.54 to Vince Holding Corp.’s Annual Report on Form 10-K filed with the Securities Exchange Commission on April 4, 2014)

10.56†	Assignment and Assumption Agreement, dated as of November 27, 2013, by and among Kellwood Company, LLC, Apparel Holding Corp. and Jill Granoff (incorporated by reference to Exhibit 10.55 to Vince Holding Corp.’s Annual Report on Form 10-K filed with the Securities Exchange Commission on April 4, 2014)

10.57†	Employment Offer Letter, dated as of November 2, 2012, between Lisa Klinger and Kellwood Company (incorporated by reference to Exhibit 10.10 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on July 12, 2013)

10.58†	Assignment and Assumption Agreement, dated as of November 27, 2013, by and between Kellwood Company, LLC and Apparel Holding Corp. (incorporated by reference to Exhibit 10.57 to Vince Holding Corp.’s Annual Report on Form 10-K filed with the Securities Exchange Commission on April 4, 2014)

10.59†	2010 Stock Option Plan of Kellwood Company (incorporated by reference to Exhibit 10.13 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on July 12, 2013)

10.60†	Form of 2010 Stock Option Plan grant agreement for executive officers (incorporated by reference to Exhibit 10.14 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on July 12, 2013)

10.61†	2010 Stock Plan of Kellwood Company Grant Agreement, dated as of May 4, 2012, by and between Kellwood Company and Jill Granoff (incorporated by reference to Exhibit 10.15 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on July 12, 2013)

Exhibit Number	Exhibit Description

10.62†	Amendment to Grant Agreement, between Kellwood Company and Jill Granoff (incorporated by reference to Exhibit 10.16 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on July 12, 2013)

10.63†	First Amendment to Grant Agreement, dated December 30, 2012, between Kellwood Company and Jill Granoff (incorporated by reference to Exhibit 10.17 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on July 12, 2013)

10.64†	Second Amendment to Grant Agreement, dated November 26, 2013, between Kellwood Company and Jill Granoff (incorporated by reference to Exhibit 10.12 to Vince Holding Corp.’s Current Report on Form 8-K filed with the Securities Exchange Commission on November 27, 2013)

10.65†	2010 Stock Plan of Kellwood Company Grant Agreement, dated as of December 10, 2012, by and between Kellwood Company and Lisa Klinger (incorporated by reference to Exhibit 10.18 to Vince Holding Corp.’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on July 12, 2013)

10.66†	First Amendment to Grant Agreement, dated November 26, 2013, between Kellwood Company and Lisa Klinger (incorporated by reference to Exhibit 10.13 to Vince Holding Corp.’s Current Report on Form 8-K filed with the Securities Exchange Commission on November 27, 2013)

10.67†	Form of Indemnification Agreement (for directors and officers affiliated with Sun Capital Partners, Inc.) (incorporated by reference to Exhibit 10.6 to Vince Holding Corp.’s Current Report on Form 8-K filed on November 27, 2013)

10.68†	Form of Indemnification Agreement (for directors and officers not affiliated with Sun Capital Partners, Inc.) (incorporated by reference to Exhibit 10.7 to Vince Holding Corp.’s Current Report on Form 8-K filed on November 27, 2013)

10.69†	Vince Holding Corp. 2013 Incentive Plan (incorporated by reference to Exhibit 10.66 to the Company’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on November 12, 2013)

10.70†	Form of Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.15 to Vince Holding Corp.’s Current Report on Form 8-K filed on November 27, 2013)

10.71†	Form of Restricted Stock Unit Agreement (incorporated by reference to Exhibit 10.16 to Vince Holding Corp.’s Current Report on Form 8-K filed on November 27, 2013)

10.72†	Form of Vince Holding Corp. 2013 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.67 to the Company’s Registration Statement on Form S-1 (File No. 333-191336) filed with the Securities Exchange Commission on November 12, 2013)

21.1	List of subsidiaries of Vince Holding Corp. (incorporated by reference to Exhibit 21.1 to the Company’s Annual Report on Form 10-K filed on April 4, 2014)

23.1*	Consent of Pricewaterhouse Coopers LLP, dated June 13, 2014

23.3	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1)

101*x	Interactive Data Files

*	Indicates exhibits that were previously filed by the registrant on June 16, 2014.
x	XBRL (Extensible Business Reporting Language) information is furnished and not filed or a part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise is not subject to liability under these sections.
†	Indicates exhibits that constitute management contracts or compensatory plans or arrangements.